SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2012

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE

ALLEN, TX 75013

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )

N/A

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) held on June 8, 2012 (the “Annual Meeting”), the stockholders approved the election of David I. Beatson and James F. Reilly as Class I directors; ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012; approved amendments to the Company’s 2005 Employee Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 900,000 shares; and approved the amendment to the Non-Employee Director Stock Option and Retainer Plan to increase the number of shares of Common Stock issuable thereunder by 50,000 shares.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The information contained in Item 5.02 is hereby incorporated by reference. At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Directors:

Name of Director	For	Withheld	Broker Non-Vote
David I. Beatson	5,291,509	1,648,871	0
James F. Reilly	5,149,757	1,790,623	0

Proposal 2: Approval of Amendments to the Company’s 2005 Employee Stock and Incentive Plan:

For	Against	Abstain	Broker Non-Vote
3,579,173	917,997	2,443,210	4,745,351

Proposal 3: Approval of the Amendment to the Company’s Non-Employee Director Stock Option and Retainer Plan:

For	Against	Abstain	Broker Non-Vote
5,737,271	1,201,737	1,372	4,745,351

Proposal 4: Ratification and Approval of Independent Public Accountants:

For	Against	Abstain	Broker Non-Vote
11,649,974	27,359	8,398	0

ITEM 9.01.Financial Statements and Exhibits.

9.01 (d) List of Exhibits

Exhibit No.	Exhibit

10.1	PFSweb, Inc. 2005 Employee Stock and Incentive Plan, as amended (1)

10.2	PFSweb, Inc. Non-Employee Director Stock Option Plan, as amended (2)

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 30, 2012.

(2)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: June 13, 2012	By:	/s/ Thomas J. Madden

Thomas J. Madden Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	PFSweb, Inc. 2005 Employee Stock and Incentive Plan, as amended (1)

10.2	PFSweb, Inc. Non-Employee Director Stock Option Plan, as amended (2)

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 30, 2012.

(2)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 30, 2012.